                                                               SEMIANNUAL REPORT
                                                                  MARCH 31, 2000

[graphic omitted]

                           VERTEX(SM) ALL CAP FUND
                           VERTEX(SM) CONTRARIAN FUND

VERTEX(SM) ALL CAP FUND
VERTEX(SM) CONTRARIAN FUND

TRUSTEES                                  CUSTODIAN
Jeffrey L. Shames* -- Chairman,           State Street Bank and Trust Company
Chief Executive Officer, and
Director, Vertex Investment               INVESTOR SERVICE
Management, Inc.                          MFS Service Center, Inc.
                                          P.O. Box 2281
Nelson J. Darling, Jr. -- Professional    Boston, MA 02107-9906
Trustee                                   For additional information, contact
                                          your investment professional.
William R. Gutow -- Vice Chairman,
Capitol Entertainment Management          WORLD WIDE WEB
Company; Real Estate Consultant           www.mfs.com

INVESTMENT ADVISER
Vertex Investment Management, Inc.,
a wholly owned subsidiary of
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGERS
John W. Ballen*
Toni Y. Shimura*
Brian E. Stack*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Vertex Investment Management, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Historically, there have been two ways that shareholders in stocks and stock mutual funds could potentially make money: capital gains from share price appreciation and dividend payments. Over the past decade, however, it appears to us that dividends have become less and less relevant as a means of profiting from stock investments. Investors who in the past may have counted on dividend payments from stocks or stock funds as a source of income are sometimes finding their payments are no longer meeting their needs. In the balance of this letter, we'd like to address why that has happened, why this may in some ways be good for investors, and what investors may want to do to adjust to the new reality of shrinking dividends.

A FUNDAMENTAL CHANGE
When a company pays a dividend, it is essentially sharing its profits with stockholders. Until the 1950s, paying a dividend was standard practice for a majority of American companies; dividend payments were virtually required to compensate investors for taking on the risks associated with investing in stocks.

What has happened in the ensuing decades, however, is a fundamental change in the way investors view the stock market. The tremendous popularity of Individual Retirement Accounts and 401(k) retirement plans has introduced a flood of new investors to stocks and stock mutual funds, and a generally rising market through most of the past decade has made the experience a very positive one for many of those shareholders.

As a result, investors appear to be focusing much more on share price and on company earnings -- which we believe are the strongest long-term driver of share prices -- than on dividend payments. Summing up the trend, The New York Times commented on January 4, 2000, that "a growing portion of corporate America appears to be concluding that dividends are no longer needed to attract investors and are therefore an unnecessary cost of doing business. Fewer companies are raising dividends, and more and more major companies do not bother to pay them at all."

BENEFITS FOR INVESTORS
In assessing whether or not this trend is good for investors, it may help to look at what shareholders have traditionally regarded as the benefits of dividends. One benefit was that a dividend payment served as an indication that a company was in good health, because it was generating profits that it could share with its investors. However, there are other ways for a corporation to use its profits that over the long term may benefit shareholders more than a dividend.

As part of the MFS Original Research(R) process that we use in evaluating potential investments, one thing we look for is companies that are investing their profits back in their businesses. Profits can be used to fund additional research, product development, marketing, and other areas that may improve the earnings of a company and potentially result in higher stock prices. Share buybacks are another way we like to see a company reinvest its profits. By buying back its own shares and thus reducing the number of shares outstanding, a company may increase the value of existing shares. Over the long term, we believe such actions may benefit shareholders more than a dividend payment. An additional reason we feel dividends are an inefficient way for a company to use its profits is that dividend payouts are subject to double taxation: once as corporate profits and a second time as ordinary income to shareholders.

POTENTIAL DOWNSIDE PROTECTION "Downside protection" is a second potential benefit that investors have historically attributed to dividends. The reasoning went that, during a bad market period, a stockholder could at least count on dividend payments to somewhat counteract the effect of declining share prices. We believe, however, that the best long-term protection against market volatility is simply investing in good businesses -- which is why our research is focused on identifying companies with the potential to grow earnings over the long haul, taking down markets in their stride.

And although dividend payments may appear to provide some short-term protection against volatility, over the past decade stock prices in general have risen much faster than dividends, making most dividend payments too small to provide significant protection. In 1999, for example, the average dividend yield of stocks in the Standard & Poor's 500 Composite Index was only 1.21%(1) -- whereas yields had averaged in the 3% - 4% range or greater during the decades of the 1960s, '70s, and '80s.(2)

ALTERNATE INCOME STREAMS
A third benefit of stock dividend payments has traditionally been that they may provide a steady stream of income, allowing an investor to receive money from stock or stock mutual fund investments without selling shares. This benefit has often been used to provide retirement income. Over the past decade, however, many investors have found their dividend checks shrinking while the value of their holdings may have appreciated considerably.

Intuitively, receiving a stream of dividend income without reducing the principal in one's account may seem preferable to selling shares to generate income. But investors should also bear in mind the tax consequences of dividend income. Dividends are federally taxed as ordinary income, whereas profits from selling stock or mutual fund shares held more than one year are taxed at the capital gains rate of 20% -- which for many investors is lower than their ordinary income tax bracket. Many shareholders may find themselves paying lower taxes on profits from share appreciation than on dividend income. Given the current reality of low and declining stock dividends, we would suggest that investors seeking an income stream from their equity portfolio talk with their investment professionals about alternate payout methods. Two possible strategies are systematic withdrawals and bond investing.

With a systematic withdrawal, an investor's account is set up to sell shares in order to pay out a fixed amount on a regular schedule. The advantage of this approach is that the payout amount is always the same, regardless of market fluctuations or variations in dividends paid by the holdings in the account. In a period when the market is rising, share price appreciation may in fact compensate for some selling of holdings. Of course, the disadvantage of a systematic withdrawal is that, depending on the payout amount, the principal balance in the account will most likely shrink as shares are sold. At some point an investor can potentially run out of money.

For investors who feel more comfortable not drawing down their account principal, bond funds may present an attractive alternative for providing an income stream. High-yield bond funds, in particular, may offer the potential for higher dividend yields than many stock funds are offering today. A disadvantage is that, historically, bond funds have not tended to offer as much potential for long-term share price appreciation as have stock funds. Investors should also understand that, although investments in lower-rated securities such as high-yield bonds may provide greater returns, they are also associated with greater than average risk.(3) We suggest that investors work with their investment professionals to determine whether a bond fund or systematic withdrawal plan may meet their needs within their expected time frame.

As with most major changes in the financial markets, the overall decline in stock dividend payments presents a combination of challenges and potential benefits for investors. We feel that most investors will be best served by working with their investment professionals to continually monitor such changes in the financial markets, as well as changes in their own situations, and adjusting their portfolios accordingly. As always, we appreciate your confidence and welcome any questions or comments you may have.

     Respectfully,

/s/  Jeffrey L. Shames
     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     Vertex Investment Management, Inc.

     April 18, 2000
------------
(1)Source: Standard & Poor's. The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.
(2)Source: FactSet Research. The dividend yield of a stock is calculated by dividing the dividend per share by the current market price per share.
(3)These risks may increase share price volatility. Please see a prospectus for details.

A prospectus containing more complete information on any Vertex product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Vertex All Cap Fund

Dear Shareholders,
For the six months ended March 31, 2000, the Fund provided a total return of 107.75%. This return includes the reinvestment of any distributions but excludes the effects of any sales charges and compares to a 17.51% return over the same period for the Fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

The Fund performed very well over the past six months, which we attribute to our focus on key areas such as telecommunications, technology, and health care, as well as to our emphasis on small-cap names.

Among the Fund's strongest performing holdings was the very large position we held in Network Solutions early in the year, which quadrupled in value. Network Solutions supplies network domain-name registration and network consulting services. Our strategy of owning many small-cap technology and healthcare stocks also contributed to Fund performance.

However, it is well known that market leadership reversed sharply in mid-March. In this environment, investments in more conservative, lower P/E stocks may be more attractive until the highest-growth sectors of the market catch up to their valuations. In addition, the Fund has the ability to engage in short sales and to use leverage to help its performance. (These investment strategies all entail significant risks.) The Fund is permitted to invest in all types of equity securities, which provides us with flexibility in this challenging market environment.

     Respectfully,

/s/  John W. Ballen                                 /s/  Toni Y. Shimura

     John W. Ballen                                      Toni Y. Shimura
     Portfolio Manager                                   Portfolio Manager

Vertex Contrarian Fund

Dear Shareholders,
For the six months ended March 31, 2000, the Fund provided a total return of 179.88%. This return includes the reinvestment of any distributions but excludes the effects of any sales charges and compares to a 17.51% return over the same period for the Fund's benchmark, the S&P 500.

The Fund has benefited from an extensive overweighting in technology, energy, and business services stocks relative to the S&P 500. Lam Research Corp., which posted strong performance during the previous period, continued to contribute to the Fund's return due to improved demand for semiconductor capital equipment. Corning Inc., which we perceive as a leader in the optical networking area, was another technology holding that appreciated sharply. Caremark, our top holding, also performed well; our research indicates the company may emerge as a profitable and fast-growing pharmaceutical benefits manager after divesting itself of its unattractive legacy businesses in physician practice management.

During the period, the Fund consistently employed concentrated investment positions, leverage, and short sales, all of which contributed positively to its return. We anticipate that the portfolio will continue to employ all of these tools to the extent that our research efforts continue to identify attractive opportunities for achieving capital appreciation. These investment techniques all entail significant risks.

     Respectfully,

/s/  Brian E. Stack

     Brian E. Stack
     Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each Fund offers only Class A shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

VERTEX ALL CAP FUND

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH MARCH 31, 2000

CLASS A                                                                                6 Months            1 Year             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                         +107.75%          +197.71%          +372.79%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                        --             +197.71%          +125.06%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                                        --             +180.59%          +118.21%
-----------------------------------------------------------------------------------------------------------------------------------

VERTEX CONTRARIAN FUND

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH MARCH 31, 2000

CLASS A                                                                                6 Months            1 Year             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                         +179.88%          +278.89%          +585.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                        --             +278.89%          +173.13%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                                        --             +257.11%          +164.82%
-----------------------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of each Fund's investment operations, May 1, 1998, through March 31, 2000.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Each Fund may invest in lower-rated securities which may provide greater returns, but are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

Each Fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

Each Fund may enter into short sales. A short sale transaction involves selling a security that a fund does not own with the intent of purchasing it later at a lower price. See the prospectus for details.

Each Fund may purchase securities with proceeds from bank borrowings or reverse repurchase agreements, and may engage in other forms of leveraged investments. These types of investments are speculative, involve greater risks, and can substantially increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 2000

VERTEX ALL CAP FUND

Stocks - 79.7%
------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
------------------------------------------------------------------------------
U.S. Stocks - 70.9%
  Aerospace - 1.3%
    Honeywell International, Inc.                         2,300    $   121,181
    United Technologies Corp.                             1,300         82,144
                                                                   -----------
                                                                   $   203,325
------------------------------------------------------------------------------
  Automotive - 0.3%
    Harley-Davidson, Inc.                                   550    $    43,656
------------------------------------------------------------------------------
  Banks and Credit Companies - 1.0%
    Chase Manhattan Corp.                                 1,750    $   152,578
------------------------------------------------------------------------------
  Biotechnology - 0.2%
    Guidant Corp.*                                          325    $    19,114
    Waters Corp.*                                           140         13,335
                                                                   -----------
                                                                   $    32,449
------------------------------------------------------------------------------
  Business Machines - 1.8%
    Sun Microsystems, Inc.*                               1,650    $   154,610
    Texas Instruments, Inc.                                 780        124,800
                                                                   -----------
                                                                   $   279,410
------------------------------------------------------------------------------
  Cellular Telephones - 1.6%
    AirGate PCS, Inc.*                                       25    $     2,637
    Sprint Corp. (PCS Group)*                             1,400         91,437
    TeleCorp PCS, Inc.*                                      10            518
    Voicestream Wireless Corp.*                           1,165        150,067
                                                                   -----------
                                                                   $   244,659
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.7%
    Apple Computer, Inc.*                                   300    $    40,744
    Microsoft Corp.*                                      3,600        382,500
                                                                   -----------
                                                                   $   423,244
------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    Internet Commerce Corp.*                                250    $    11,813
    Lightspan Partnership, Inc.*                             20            355
                                                                   -----------
                                                                   $    12,168
------------------------------------------------------------------------------
  Computer Software - Systems - 1.3%
    eOn Communications Corp.*                                20    $       294
    Oracle Corp.*#                                        1,900        148,318
    VERITAS Software Corp.*                                 460         60,260
                                                                   -----------
                                                                   $   208,872
------------------------------------------------------------------------------
  Conglomerates - 0.3%
    Tyco International Ltd.                               1,125    $    56,109
------------------------------------------------------------------------------
  Consumer Goods and Services - 2.0%
    Atwood Oceanics, Inc.*                                2,400    $   159,150
    Monsanto Co.                                          3,150        162,225
                                                                   -----------
                                                                   $   321,375
------------------------------------------------------------------------------
  Electrical Equipment - 0.6%
    General Electric Co.                                    650    $   100,872
------------------------------------------------------------------------------
  Electronics - 7.1%
    Analog Devices, Inc.*                                 1,305    $   105,134
    Applied Materials, Inc.*                              2,150        202,637
    Conductus, Inc.*                                        200          6,488
    Intel Corp.                                           1,790        236,168
    Lam Research Corp.*                                   1,790         80,662
    LSI Logic Corp.*                                      1,485        107,848
    Micron Technology, Inc.*                              1,615        203,490
    Novellus Systems, Inc.*                                  15            842
    Teradyne, Inc.*                                         390         32,078
    Veeco Instruments, Inc.                                 100          7,400
    Xilinx, Inc.*                                         1,525        126,289
                                                                   -----------
                                                                   $ 1,109,036
------------------------------------------------------------------------------
  Energy - 0.3%
    Rowan Cos., Inc.*                                     1,700    $    50,044
------------------------------------------------------------------------------
  Entertainment - 0.5%
    Mediacom Communications Corp.*                          140    $     1,951
    Univision Communications, Inc., "A"*                    700         79,100
                                                                   -----------
                                                                   $    81,051
------------------------------------------------------------------------------
  Financial Institutions - 4.0%
    Citigroup, Inc.                                       2,300    $   136,419
    Goldman Sachs Group, Inc.                               570         59,921
    Lehman Brothers Holdings, Inc.                          820         79,540
    Merrill Lynch & Co., Inc.                             1,350        141,750
    Morgan Stanley Dean Witter & Co.                        625         50,977
    Schwab (Charles) Corp.                                1,300         73,856
    State Street Corp.                                      900         87,187
                                                                   -----------
                                                                   $   629,650
------------------------------------------------------------------------------
  Food and Beverage Products - 0.9%
    Whole Foods Market, Inc.*#                            3,400    $   140,887
------------------------------------------------------------------------------
  Insurance - 1.2%
    American International Group, Inc.                    1,450    $   158,775
    Hartford Financial Services Group, Inc.                 600         31,650
                                                                   -----------
                                                                   $   190,425
------------------------------------------------------------------------------
  Internet - 0.1%
    PC - Tel, Inc.*                                          25    $     1,881
    Viador, Inc.*                                           300         14,663
    webMethods, Inc.*                                        10          2,414
                                                                   -----------
                                                                   $    18,958
------------------------------------------------------------------------------
  Machinery - 0.5%
    Danaher Corp.                                         1,500    $    76,500
------------------------------------------------------------------------------
  Medical and Health Products - 0.5%
    Bristol-Myers Squibb Co.                                600    $    34,650
    Pharmacia & Upjohn, Inc.                                700         41,475
                                                                   -----------
                                                                   $    76,125
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.0%
    BioSource International, Inc.*#                      15,000    $   182,813
    BioSphere Medical, Inc.*                                100          2,450
    Medimmune, Inc.                                         250         43,531
    Medtronic, Inc.                                         675         34,720
    PE Corp.                                              2,105        203,133
                                                                   -----------
                                                                   $   466,647
------------------------------------------------------------------------------
  Oil Services - 7.8%
    Baker Hughes, Inc.                                      500    $    15,125
    BJ Services Co.*                                      1,350         99,731
    Cooper Cameron Corp.*                                 1,650        110,344
    ENSCO International, Inc.                             5,250        189,656
    Global Marine, Inc.*                                  1,100         27,912
    Halliburton Co.                                       1,000         41,000
    Nabors Industries, Inc.*                              1,900         73,744
    Noble Drilling Corp.*                                 3,375        139,852
    Schlumberger Ltd.                                     1,900        145,350
    Smith International, Inc.*                            2,425        187,937
    Weatherford International, Inc.*#                     3,350        197,441
                                                                   -----------
                                                                   $ 1,228,092
------------------------------------------------------------------------------
  Oils - 3.2%
    Anadarko Petroleum Corp.                              4,100    $   158,619
    EOG Resources, Inc.                                   8,500        180,094
    Transocean Sedco Forex, Inc.*                         3,175        162,917
                                                                   -----------
                                                                   $   501,630
------------------------------------------------------------------------------
  Pharmaceuticals - 0.2%
    Sepracor, Inc.*                                         400    $    29,125
------------------------------------------------------------------------------
  Retail - 0.5%
    Ross Stores, Inc.                                     3,100    $    74,594
------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Millipore Corp.                                         300    $    16,931
------------------------------------------------------------------------------
  Stores - 10.0%
    Bed Bath & Beyond, Inc.*                              3,200    $   126,000
    Best Buy Co., Inc.*                                   1,505        129,430
    Circuit City Stores, Inc.                             3,375        205,453
    Costco Wholesale Corp.*                               2,275        119,580
    Gap, Inc.                                             3,100        154,419
    Home Depot, Inc.                                      2,950        190,275
    Kohl's Corp.*                                         1,775        181,937
    Linens 'n Things, Inc.*                               4,700        160,975
    Talbots, Inc.                                           800         47,100
    Target Corp.                                          1,250         93,438
    Wal-Mart Stores, Inc.#                                2,800        155,400
                                                                   -----------
                                                                   $ 1,564,007
------------------------------------------------------------------------------
  Supermarkets - 1.3%
    Safeway, Inc.*                                        4,500    $   203,625
------------------------------------------------------------------------------
  Telecommunications - 16.0%
    Allegiance Telecom, Inc.*                                 1    $        40
    AT&T Corp.*                                           3,200        189,600
    Choice One Communications, Inc.*                         30          1,065
    CIENA Corp.*                                          1,245        157,026
    Cisco Systems, Inc.*                                  3,900        301,519
    Corning, Inc.                                           375         72,750
    EchoStar Communications Corp.*                          975         77,025
    JDS Uniphase Corp.*                                   3,795        457,535
    Metromedia Fiber Network, Inc., "A"*                  1,295        125,291
    NEXTEL Communications, Inc.*#                         1,665        246,836
    Nortel Networks Corp.#                                3,000        378,000
    Pegasus Communications Corp.*                            75         10,556
    QUALCOMM, Inc.*#                                      2,920        435,992
    Spectrasite Holdings, Inc.*                             600         16,988
    Telaxis Communications Corp.*                            10            601
    Time Warner Telecom, Inc.*                              550         43,725
    Tritel, Inc.*                                            10            383
                                                                   -----------
                                                                   $ 2,514,932
------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    Enron Corp.                                           1,100    $    82,362
------------------------------------------------------------------------------
Total U.S. Stocks                                                  $11,133,338
------------------------------------------------------------------------------
Foreign Stocks - 8.8%
  Canada - 0.5%
    Call-Net Enterprises, Inc. (Telecommunications)*     12,700    $    71,040
------------------------------------------------------------------------------
  Finland - 2.3%
    Nokia Corp., ADR (Telecommunications)                 1,640    $   356,290
------------------------------------------------------------------------------
  France - 2.7%
    Bouygues S.A. (Telecommunications)                      520    $   412,132
    Business Objects S.A., ADR (Computer Software -
      Systems)*                                              50          4,975
    STMicroelectronics Co. (Electronics)*                    50          9,189
                                                                   -----------
                                                                   $   426,296
------------------------------------------------------------------------------
  Germany - 0.1%
    Infineon Technologies AG (Electronics)*                 210    $    11,468
------------------------------------------------------------------------------
  India
    SSI Ltd., GDR (Computer Software - Services)*            60    $       810
------------------------------------------------------------------------------
  Japan - 1.4%
    Honda Motor Co., Ltd., ADR (Automotive)               1,300    $   105,625
    Toyota Motor Corp., ADR (Automotive)                  1,100        114,000
                                                                   -----------
                                                                   $   219,625
------------------------------------------------------------------------------
  Netherlands
    KPNQwest N.V. (Internet)*                                30    $     1,596
------------------------------------------------------------------------------
  Sweden - 1.4%
    Ericsson LM, ADR (Telecommunications)                 2,400    $   225,150
------------------------------------------------------------------------------
  Switzerland
    Carrier 1 International S.A., ADR
      (Telecommunications)*                                  40    $     3,829
------------------------------------------------------------------------------
  United Kingdom - 0.4%
    lastminute.com plc (Internet)*                          230    $       861
    NDS Group PLC, ADR (Internet)*                           10            705
    Thus PLC (Internet)*                                    130            993
    Vodafone AirTouch PLC (Telecommunications)*          10,167         56,636
                                                                   -----------
                                                                   $    59,195
------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 1,375,299
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $11,808,931)                        $12,508,637
------------------------------------------------------------------------------

Short-Term Obligation - 11.0%
------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
------------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 4/03/00, at
      Amortized Cost                                   $  1,730    $ 1,729,419
------------------------------------------------------------------------------
Total Investments (Identified Cost, $13,538,349)                   $14,238,056

Other Assets, Less Liabilities - 9.3%                                1,464,549
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $15,702,605
------------------------------------------------------------------------------
* Non-income producing security.
# Security or a portion of the security was pledged to cover collateral requirements. At the period end, the value of securities pledged amounted to $1,582,526.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 2000

VERTEX CONTRARIAN FUND

Stocks - 131.9%
------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
------------------------------------------------------------------------------
U.S. Stocks - 130.8%
  Business Machines - 1.3%
    Seagate Technology, Inc.*#                            5,700    $   343,425
------------------------------------------------------------------------------
  Business Services - 7.7%
    eLoyalty Corp.*#                                     33,200    $   792,650
    infoUSA, Inc.*#                                      23,200        211,700
    Modis Professional Services, Inc.*#                  40,700        503,662
    Navigant Consulting Co.*                             16,800        184,800
    Radiant Systems, Inc.*#                               4,900        308,088
                                                                   -----------
                                                                   $ 2,000,900
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.0%
    HNC Software, Inc.*#                                  7,000    $   504,437
    Intuit, Inc.*#                                        5,100        277,313
                                                                   -----------
                                                                   $   781,750
------------------------------------------------------------------------------
  Computer Software - Services - 2.2%
    RSA Security, Inc.*#                                 10,800    $   559,575
------------------------------------------------------------------------------
  Computer Software - Systems - 3.2%
    MMC Networks, Inc.*#                                 13,600    $   448,800
    New Era of Networks, Inc.*                            6,300        247,275
    Unisys Corp.*                                         5,000        127,500
                                                                   -----------
                                                                   $   823,575
------------------------------------------------------------------------------
  Conglomerates - 1.0%
    Tyco International Ltd.                               5,000    $   249,375
------------------------------------------------------------------------------
  Containers - 5.0%
    Intertape Polymer Group, Inc.*#                      40,100    $   456,137
    Ivex Packaging Corp.*#                              111,600        843,975
                                                                   -----------
                                                                   $ 1,300,112
------------------------------------------------------------------------------
  Electrical Equipment - 2.1%
    Emerson Electric Co.                                 10,000    $   528,750
------------------------------------------------------------------------------
  Electronics - 5.9%
    Flextronics International Ltd.*#                      6,800    $   478,975
    Integrated Device Technology, Inc.*#                  8,500        336,813
    Lam Research Corp.*#                                  7,200        324,450
    Solectron Corp.*#                                     9,400        376,587
    Viasystems Group Inc.#                                  520          8,060
                                                                   -----------
                                                                   $ 1,524,885
------------------------------------------------------------------------------
  Financial Institutions - 0.7%
    SLM Holding Corp.                                     5,000    $   166,563
------------------------------------------------------------------------------
  Forest and Paper Products - 2.0%
    Weyerhaeuser Co.#                                     9,100    $   518,700
------------------------------------------------------------------------------
  Healthcare - 24.4%
    Caremark Rx, Inc.*#                               1,508,000    $ 6,314,750
------------------------------------------------------------------------------
  Insurance - 7.8%
    Aetna, Inc.#                                         25,000    $ 1,392,187
    Hartford Financial Services Group, Inc.               3,900        205,725
    Inspire Insurance Solutions, Inc.*                  131,000        425,750
                                                                   -----------
                                                                   $ 2,023,662
------------------------------------------------------------------------------
  Internet
    Eprise Corp.*                                            70    $     1,103
------------------------------------------------------------------------------
  Leisure - 0.5%
    Royal Caribbean Cruises Ltd.                          5,000    $   140,000
------------------------------------------------------------------------------
  Machinery - 0.4%
    Ingersoll Rand Co.                                    2,500    $   110,625
------------------------------------------------------------------------------
  Medical and Health Products - 4.0%
    BioSource International, Inc.*#                      26,100    $   318,094
    Bristol-Myers Squibb Co.                              5,000        288,750
    Pharmacia & Upjohn, Inc.#                             7,300        432,525
                                                                   -----------
                                                                   $ 1,039,369
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.4%
    Allos Therapeutics Inc.*                                160    $     2,290
    Cytyc Corp.*#                                         8,800        424,600
    Total Renal Care Holdings, Inc.*                     60,000        187,500
                                                                   -----------
                                                                   $   614,390
------------------------------------------------------------------------------
  Oil Services - 14.5%
    Diamond Offshore Drilling, Inc.#                     10,100    $   403,369
    Dril-Quip, Inc.*#                                    10,200        480,675
    Global Industries, Inc.*#                            56,700        829,237
    Key Energy Services, Inc.*#                          23,800        276,675
    National Oilwell, Inc.*#                             19,100        589,712
    Noble Drilling Corp.*#                               14,900        617,419
    Trico Marine Services, Inc.*#                        62,600        551,663
                                                                   -----------
                                                                   $ 3,748,750
------------------------------------------------------------------------------
  Oils - 15.8%
    Apache Corp.#                                         7,000    $   348,250
    EOG Resources, Inc.#                                 43,800        928,012
    Houston Exploration Co.*#                             9,700        174,600
    Louis Dreyfus Natural Gas Corp.*#                    22,800        775,200
    Newfield Exploration Co.*#                           13,950        491,738
    Oceaneering International, Inc.*#                    12,400        232,500
    Santa Fe Snyder Corp.*#                              31,500        303,188
    Transocean Sedco Forex, Inc.*#                       16,200        831,262
                                                                   -----------
                                                                   $ 4,084,750
------------------------------------------------------------------------------
  Special Products and Services - 1.8%
    Harmonic Lightwaves, Inc.*#                           5,700    $   474,525
------------------------------------------------------------------------------
  Stores - 1.1%
    Wal-Mart Stores, Inc.                                 5,000    $   277,500
------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Kroger Co.*                                          10,000    $   175,625
------------------------------------------------------------------------------
  Telecommunications - 23.3%
    Allegiance Telecom, Inc.*#                            3,100    $   249,937
    Bell Atlantic Corp.                                   5,000        305,625
    Cabletron Systems, Inc.*#                            63,900      1,873,069
    Corning, Inc.#                                        2,700        523,800
    Intermedia Communications, Inc.*#                    17,500        845,469
    MGC Communications, Inc.*#                            8,300        593,450
    Net2000 Communication Inc.*#                            130          3,088
    Network Solutions, Inc.*#                             8,400      1,291,106
    Time Warner Telecom, Inc.*#                           4,100        325,950
                                                                   -----------
                                                                   $ 6,011,494
------------------------------------------------------------------------------
Total U.S. Stocks                                                  $33,814,153
------------------------------------------------------------------------------
Foreign Stocks - 1.1%
  Finland - 1.1%
    Elcoteq Network Corp. (Telecommunications)            9,800    $   276,726
------------------------------------------------------------------------------
Total Investments (Identified Cost, $33,069,653)                   $34,090,879
------------------------------------------------------------------------------

Securities Sold Short - (24.8)%
------------------------------------------------------------------------------
  Airlines - (0.2)%
    Airborne Freight Corp.                               (2,500)   $   (60,000)
------------------------------------------------------------------------------
  Audio & Video - (0.5)%
    Harman International Industries, Inc.                (2,000)   $  (120,000)
------------------------------------------------------------------------------
  Business Services - (2.4)%
    Affiliated Managers Group, Inc.*                     (3,000)   $  (142,500)
    Robert Half International, Inc.*                     (5,000)      (237,188)
    Scient Corp.*                                        (2,500)      (226,719)
                                                                   -----------
                                                                   $  (606,407)
------------------------------------------------------------------------------
  Computer Hardware - Systems - (1.2)%
    Cybex Computer Products Corp.                        (6,000)   $  (225,750)
    Rambus, Inc.*                                          (300)       (88,350)
                                                                   -----------
                                                                   $  (314,100)
------------------------------------------------------------------------------
  Computer Hardware - Services - (0.5)%
    Kana Communications, Inc.*                           (2,000)   $  (136,000)
------------------------------------------------------------------------------
  Computer Hardware - Systems - (2.1)%
    Digex, Inc.*                                         (5,000)   $  (554,687)
------------------------------------------------------------------------------
  Drugs and Healthcare - (0.9)%
    Universal Health Services, Inc.*                     (5,000)   $  (245,000)
------------------------------------------------------------------------------
  Education - (1.2)%
    Devry, Inc.                                         (10,000)   $  (305,000)
------------------------------------------------------------------------------
  Energy - (1.2)%
    Dynegy, Inc.                                         (5,000)   $  (313,750)
------------------------------------------------------------------------------
  Entertainment - (1.1)%
    Entercom Communications Corp.*                       (2,500)   $  (127,500)
    Fox Entertainment Group, Inc.*                       (5,000)      (149,688)
                                                                   -----------
                                                                   $  (277,188)
------------------------------------------------------------------------------
  Financial Institutions - (1.1)%
    CIT Group, Inc., "A"                                 (2,200)   $   (42,900)
    National Discount Brokers Group                      (5,000)      (246,875)
                                                                   -----------
                                                                   $  (289,775)
------------------------------------------------------------------------------
  Food and Beverage Products - (0.3)%
    Whitman Corp.                                        (5,000)   $   (69,688)
------------------------------------------------------------------------------
  Insurance - (0.8)%
    Progressive Corp.                                    (2,800)   $  (212,975)
------------------------------------------------------------------------------
  Internet - (5.8)%
    Amazon.com, Inc.*                                    (1,700)   $  (113,900)
    Priceline.com, Inc.*                                 (3,700)      (296,000)
    Retek, Inc.#                                         (9,790)      (403,226)
    USinternetworking, Inc.*                            (17,700)      (685,875)
                                                                   -----------
                                                                   $(1,499,001)
------------------------------------------------------------------------------
  Machinery - (0.3)%
    York International Corp.                             (3,000)   $   (70,125)
------------------------------------------------------------------------------
  Medical and Health Products - (0.6)%
    Mallinckrodt, Inc.                                   (5,000)   $  (143,750)
------------------------------------------------------------------------------
  Medical and Health Technology and Services - (1.3)%
    Integrated Health Services, Inc.*                    (5,000)   $    (1,300)
    Ventana Medical Systems, Inc.*                       (7,800)      (336,862)
                                                                   -----------
                                                                   $  (338,162)
------------------------------------------------------------------------------
  Pharmaceuticals - (0.8)%
    Kos Pharmaceuticals, Inc.*                          (14,700)   $  (209,475)
------------------------------------------------------------------------------
  Telecommunications - (2.5)%
    Elcom International, Inc.*                          (12,000)   $  (179,187)
    Extended Systems, Inc.*                              (3,000)      (330,000)
    Globalstar Telecommunications Ltd.*                  (9,300)      (129,037)
                                                                   -----------
                                                                   $  (638,224)
------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received,
  $7,271,399)                                                      $(6,403,307)

Other Assets, Less Liabilities - (7.1)%                             (1,837,905)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $25,849,667
------------------------------------------------------------------------------
* Non-income producing security.
# Security or a portion of the security was pledged to cover collateral requirements. At the period end, the value of securities pledged amounted to $24,981,833.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------------------------
                                                                        VERTEX           VERTEX
                                                                       ALL CAP       CONTRARIAN
MARCH 31, 2000                                                            FUND             FUND
-----------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $13,538,349 and
    $33,069,653, respectively)                                    $ 14,238,056    $ 34,090,879
  Cash                                                                   3,863            --
  Foreign currency, at value (identified cost, $185 and $9,
    respectively)                                                          188               9
  Deposits with brokers for securities sold short                         --         8,648,147
  Receivable for investments sold                                    7,718,640      11,398,219
  Receivable for Fund shares sold                                       14,125           1,260
  Dividends and interest receivable                                      1,652           4,497
  Other assets                                                             146            --
                                                                  ------------    ------------
    Total assets                                                  $ 21,976,670    $ 54,143,011
                                                                  ------------    ------------
Liabilities:
  Payable to custodian                                            $       --      $ 11,452,837
  Payable for dividends on securities sold short                          --             4,748
  Securities sold short, at value (proceeds received, $0
    and $7,271,399, respectively)                                         --         6,403,307
  Payable for investments purchased                                  6,195,892      10,362,015
  Payable for Fund shares reacquired                                    36,758          12,500
  Payable to affiliate -
    Management fee                                                      40,551          56,468
    Reimbursement fee                                                      864           1,469
                                                                  ------------    ------------
      Total liabilities                                           $  6,274,065    $ 28,293,344
                                                                  ------------    ------------
Net Assets                                                        $ 15,702,605    $ 25,849,667
                                                                  ============    ============
Net assets consist of:
  Paid-in capital                                                 $  8,806,436    $ 14,859,499
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                       699,769       1,888,777
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                    6,327,996       9,287,300
  Accumulated net investment loss                                     (131,596)       (185,909)
                                                                  ------------    ------------
      Net assets                                                  $ 15,702,605    $ 25,849,667
                                                                  ============    ============
Shares of beneficial interest outstanding                            406,350         470,520
                                                                     =======         =======
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)           $38.64         $54.94
                                                                     ======         ======

See notes to financial statements.

Statements of Operations (Unaudited)
----------------------------------------------------------------------------------------------
                                                                        VERTEX          VERTEX
                                                                       ALL CAP      CONTRARIAN
SIX MONTHS ENDED MARCH 31, 2000                                           FUND            FUND
----------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                      $      7,465    $      2,726
    Dividends                                                            4,954          10,702
    Foreign taxes withheld                                                (284)           (484)
                                                                  ------------    ------------
      Total investment income                                     $     12,135    $     12,944
                                                                  ------------    ------------
  Expenses -
    Management fee                                                $    142,764    $    179,822
    Trustees' compensation                                               2,395           2,395
    Shareholder servicing agent fee                                      5,159           6,883
    Distribution and service fee (Class A)                              18,107          23,929
    Administrative fee                                                     611             848
    Custodian fee                                                        5,132           9,450
    Interest expense                                                    69,379         155,840
    Printing                                                             4,657           5,249
    Postage                                                              1,564           1,749
    Auditing fees                                                        9,167          10,800
    Legal fees                                                             264           2,736
    Registration fees                                                     --             1,612
    Dividend expense on securities sold short                             --             4,748
    Miscellaneous                                                        3,705           1,960
                                                                  ------------    ------------
      Total expenses                                              $    262,904    $    408,021
    Fees paid indirectly                                                  (953)           --
    Reduction of expenses by investment adviser and
      distributor                                                     (118,220)       (209,168)
                                                                  ------------    ------------
      Net expenses                                                $    143,731    $    198,853
                                                                  ------------    ------------
        Net investment loss                                       $   (131,596)   $   (185,909)
                                                                  ------------    ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $  6,197,909    $ 10,400,563
    Securities sold short                                              168,745        (313,152)
    Foreign currency transactions                                          399          (3,469)
                                                                  ------------    ------------
      Net realized gain on investments and foreign currency
        transactions                                              $  6,367,053    $ 10,083,942
                                                                  ------------    ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $   (216,972)   $    433,739
    Securities sold short                                               (1,504)        849,632
    Translation of assets and liabilities in foreign
      currencies                                                            61            (541)
                                                                  ------------    ------------
      Net unrealized gain (loss) on investments and foreign
        currency translation                                      $   (218,415)   $  1,282,830
                                                                  ------------    ------------
        Net realized and unrealized gain on investments and
          foreign currency                                        $  6,148,638    $ 11,366,772
                                                                  ------------    ------------
          Increase in net assets from operations                  $  6,017,042    $ 11,180,863
                                                                  ============    ============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                                 MARCH 31, 2000           SEPTEMBER 30, 1999
VERTEX ALL CAP FUND                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                             $   (131,596)                 $    (36,600)
  Net realized gain on investments and foreign currency
    transactions                                                     6,367,053                     1,188,345
  Net unrealized gain (loss) on investments and foreign
    currency translation                                              (218,415)                      882,630
                                                                  ------------                  ------------
      Increase in net assets from operations                      $  6,017,042                  $  2,034,375
                                                                  ------------                  ------------

Distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions           $ (1,044,021)                 $   (106,531)
                                                                  ------------                  ------------
Net increase in net assets from Fund share transactions           $  5,781,806                  $  1,988,747
                                                                  ------------                  ------------
      Total increase in net assets                                $ 10,754,827                  $  3,916,591
Net assets:
  At beginning of period                                             4,947,778                     1,031,187
                                                                  ------------                  ------------

  At end of period (including accumulated net investment
    loss of $131,596 and $0, respectively)                        $ 15,702,605                  $  4,947,778
                                                                  ============                  ============

See notes to financial statements.

Statement of Changes in Net Assets - continued
-----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                     YEAR ENDED
                                                              MARCH 31, 2000             SEPTEMBER 30, 1999
VERTEX CONTRARIAN FUND                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                             $   (185,909)                 $    (47,045)
  Net realized gain on investments and foreign currency
    transactions                                                    10,083,942                       975,918
  Net unrealized gain on investments and foreign currency
    translation                                                      1,282,830                       644,656
                                                                  ------------                  ------------
      Increase in net assets from operations                      $ 11,180,863                  $  1,573,529
                                                                  ------------                  ------------
Distributions declared to shareholders -
  From net investment income                                      $      --                     $     (1,392)
  From net realized gain on investments and foreign
    currency transactions                                           (1,723,702)                      (15,613)
                                                                  ------------                  ------------
      Total distributions declared to shareholders                $ (1,723,702)                 $    (17,005)
                                                                  ------------                  ------------
Net increase in net assets from Fund share transactions           $ 12,129,167                  $  2,317,329
                                                                  ------------                  ------------
      Total increase in net assets                                $ 21,586,328                  $  3,873,853
Net assets:
  At beginning of period                                             4,263,339                       389,486
                                                                  ------------                  ------------

  At end of period (including accumulated net investment
    loss of $185,909 and $0, respectively)                        $ 25,849,667                  $  4,263,339
                                                                  ============                  ============

See notes to financial statements.

Statements of Cash Flows (Unaudited)
-----------------------------------------------------------------------------------------------------------
                                                                                    VERTEX           VERTEX
                                                                                   ALL CAP       CONTRARIAN
SIX MONTHS ENDED MARCH 31, 2000                                                       FUND             FUND
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in cash:
Cash flows from operating activities -
  Net increase in net assets from operations                                 $   6,017,042    $  11,180,863
  Adjustments to reconcile net increase in net assets from operation to net cash provided by (used in) operating activities:
    Purchase of investment securities                                         (157,658,046)    (229,710,380)
    Accretion of discount                                                           (6,675)            --
    Proceeds from disposition of investment securities                         155,535,486      218,850,820
    Increase (decrease) in deposits with brokers for securities sold short         279,142       (7,887,970)
    Increase in dividends and interest receivable                                   (1,205)          (3,626)
    Increase in receivable for securities sold                                  (7,486,980)     (10,300,709)
    Increase in receivable for Fund shares sold                                    (14,125)          (1,260)
    Decrease in other receivables                                                    9,063           12,149
    Increase in payable for securities purchased                                 5,526,497        9,164,023
    Increase (decrease) in payable for Fund shares reacquired                       36,758           (7,866)
    Decrease in payable for dividends on securities sold short                        (962)          (3,944)
    Increase in accrued expenses and other liabilities                              41,154           57,700
    Unrealized appreciation (depreciation) from
      investments and securities sold short                                        218,476       (1,283,371)
    Net realized gain from investments and securities sold short                (6,366,654)     (10,087,411)
                                                                             -------------    -------------
      Net cash used in operating activities                                  $  (3,871,029)   $ (20,020,982)
                                                                             -------------    -------------
Cash flows from financing activities -
  Increase (decrease) in loan payable                                        $    (863,024)   $   9,610,354
  Proceeds from Fund shares sold                                                 7,264,956       11,419,539
  Payment on Fund shares redeemed                                               (2,526,002)      (1,012,892)
  Cash payment of distributions from net realized gain on
    investments and foreign currency transactions                                   (1,169)          (1,182)
                                                                             -------------    -------------
      Net cash provided by financing activities                              $   3,874,761    $  20,015,819
      Net decrease in cash                                                   $       3,732    $      (5,163)
                                                                             -------------    -------------
Cash and foreign currency:
  Beginning balance                                                          $         319    $       5,172
  Ending balance                                                             $       4,051    $           9
                                                                             =============    =============

Non-cash financing activities not included herein consist of the reinvestment of distributions of $1,042,852 and
$1,722,520, respectively for the Vertex All Cap and Vertex Contrarian Funds.

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED            YEAR ENDED            PERIOD ENDED
                                                                MARCH 31, 2000    SEPTEMBER 30, 1999      SEPTEMBER 30, 1998*
VERTEX ALL CAP FUND                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $    21.50             $    10.10             $    10.00
                                                                   ----------             ----------             ----------
Income from investment operations# -
  Net investment loss(S)                                           $    (0.42)            $    (0.21)            $    (0.07)
  Net realized and unrealized gain on investments and
    foreign currency                                                    21.91                  12.30                   0.17
                                                                   ----------             ----------             ----------
      Total from investment operations                             $    21.49             $    12.09             $     0.10
                                                                   ----------             ----------             ----------

Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                                    $    (4.35)            $    (0.69)            $     --
                                                                   ----------             ----------             ----------
Net asset value - end of period                                    $    38.64             $    21.50             $    10.10
                                                                   ==========             ==========             ==========
Total return                                                           107.75%++              125.33%                  1.00%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(+)                                                          2.81%+                 2.08%                  2.39%+
  Net investment loss                                                   (2.56)%+               (1.26)%                (1.43)%+
Portfolio turnover                                                      1,112%                 1,249%                   446%
Net assets at end of period (000 Omitted)                          $   15,703             $    4,948             $    1,031

(S) Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed, under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees, in excess of
    2.00%. In consideration, the Fund pays the investment adviser a fee not greater than 2.00% of average daily net assets. Prior to March 1, 2000, the investment adviser voluntarily waived its fee. In addition, the distributor voluntarily waived its fee for the periods indicated. To the extent actual expenses were over/ under this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                                           $    (0.80)            $    (0.56)            $    (0.36)
     Ratios (to average net assets):
         Expenses##                                                      5.11%+                 4.26%                  8.62%+
         Net investment loss                                            (4.86)%+               (3.44)%                (7.66)%+

  * For the period from the commencement of the Fund's investment operations, May 1, 1998, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 2.81%, 2.00%, and 2.00%
    for the six months ended March 31, 2000, the year ended September 30, 1999, and the period ended September 30, 1998, respectively.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED            YEAR ENDED          PERIOD ENDED
                                                                MARCH 31, 2000    SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*
VERTEX CONTRARIAN FUND                                             (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $    23.44             $     9.58           $    10.00
                                                                   ----------             ----------           ----------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                                  $    (0.02)            $    (0.37)          $     0.04
  Net realized and unrealized gain (loss)
    on investments and foreign currency                                 39.86                  14.45                (0.46)
                                                                   ----------             ----------           ----------
      Total from investment operations                             $    39.84             $    14.08           $    (0.42)
                                                                   ----------             ----------           ----------

Less distributions declared to shareholders --
  From net investment income                                       $     --               $    (0.02)                --
  From net realized gain on investments and
    foreign currency transactions                                       (8.34)                 (0.20)                --
                                                                   ----------             ----------           ----------

      Total distributions declared to shareholders                 $    (8.34)            $    (0.22)                --
                                                                   ----------             ----------           ----------

Net asset value - end of period                                    $    54.94             $    23.44           $     9.58
                                                                   ==========             ==========           ==========
Total return                                                           179.88%++              155.74%               (4.20)%++
Ratios (to average net assets)/
Supplemental data(S):
  Expenses##(+)                                                          2.90%+                 2.41%                2.03%+
  Net investment income (loss)                                          (2.70)%+               (1.97)%               0.91%+
Portfolio turnover                                                      1,042%                 1,553%                 243%
Net assets at end of period (000 Omitted)                          $   25,850             $    4,263           $      389
(S) Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed, under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees, in excess of
    2.00%. In consideration, the Fund pays the investment adviser a fee not greater than 2.00% of average daily net assets. Prior to March 1, 2000, the investment adviser voluntarily waived its fee. In addition, the distributor voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
Net investment loss                                                $    (0.05)            $    (0.92)          $    (0.64)
Ratios (to average net assets):
  Expenses##                                                             6.02%+                 5.36%              15.69%+
  Net investment loss                                                   (5.82)%+               (4.92)%             (12.78)%+

  * For the period from the commencement of the Fund's investment operations, May 1, 1998, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 2.87%, 2.02%, and 2.03%
    for the six months ended March 31, 2000, the year ended September 30, 1999, and the period ended September 30, 1998, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
Vertex All Cap Fund and Vertex Contrarian Fund (each Fund) are nondiversified series of MFS Series Trust XI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Each Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales - Each Fund may enter into short sales. A short sale transaction involves selling a security which the Fund does not own with the intent of purchasing it later at a lower price. The Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Fund may be required to pay in connection with a short sale. Whenever the Fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of total expenses on the Statements of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Vertex Investment Management, Inc. (Vertex), a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 2.00% of each Fund's average daily net assets. Each Fund also pays Vertex, at the end of each month, the fee of 2.00% (prorated for the month based upon the number of days in the month) of such Fund's average daily net assets (computed over the course of that month), adjusted upward or downward by 0.20% of such Fund's average daily net assets (computed over the course of the Performance Period, defined below) for each full percentage point that the Fund's performance during the prior 12 months (the "Performance Period") exceeds or lags the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The maximum adjustment (up or down) for each Fund's fiscal year shall not exceed 2.00%, so that the minimum and maximum management fee paid by each Fund during any fiscal year will be 0.00% and 4.00%, respectively. The S&P 500 Index is a broad-based, popular, unmanaged index commonly used to measure common stock total return performance. It is comprised of 500 widely held common stocks listed on the NYSE, AMEX, and OTC Market. Prior to March 1, 2000, the investment adviser had voluntarily agreed to waive its fee, which is shown as a reduction of expenses on the Statements of Operations.

Each Fund has a temporary expense reimbursement agreement whereby Vertex has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. Each Fund in turn will pay Vertex an expense reimbursement fee not greater than 2.00% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by Vertex in prior years.

At March 31, 2000, the aggregate unreimbursed expenses were as follows:

      VERTEX ALL CAP FUND          VERTEX CONTRARIAN FUND
      ---------------------------------------------------
            $10,281                       $106,776

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from Vertex. Certain officers and Trustees of the Trust are officers or directors of Vertex, MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - Each Fund has an administrative services agreement with MFS to provide each Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales on Class A shares of each Fund for the six months ended March 31, 2000.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each Fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares of each Fund during the six months ended March 31, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows:

                      VERTEX ALL CAP FUND      VERTEX CONTRARIAN FUND
---------------------------------------------------------------------
Purchases
---------
Investments                             $123,766,515              $209,543,356
                                        ------------              ------------
Sales
-----
Investments                             $123,372,122              $192,056,968
                                        ------------              ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                 VERTEX ALL CAP FUND    VERTEX CONTRARIAN FUND
------------------------------------------------------------------------------
Aggregate cost                          $ 13,538,349              $ 33,069,653
                                        ------------              ------------

Gross unrealized appreciation           $    838,883              $  3,031,322
Gross unrealized depreciation               (139,176)               (2,010,096)
                                        ------------              ------------

    Net unrealized appreciation         $    699,707              $  1,021,226
                                        ============              ============

(5) Shares of Beneficial Interest
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                                   SIX MONTHS ENDED MARCH 31, 2000
                                   ------------------------------------------------------------
                                            VERTEX ALL CAP FUND          VERTEX CONTRARIAN FUND
                                   ----------------------------   -----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                             207,751    $  7,264,956         263,839    $ 11,419,539
Shares issued to shareholders in
  reinvestment of distributions          36,759       1,042,852          47,478       1,722,520
Shares reacquired                       (68,278)     (2,526,002)        (22,669)     (1,012,892)
                                   ------------    ------------    ------------    ------------
    Net increase                        176,232    $  5,781,806         288,648    $ 12,129,167
                                   ============    ============    ============    ============

Class A Shares
                                                     YEAR ENDED SEPTEMBER 30, 1999
                                   ------------------------------------------------------------
                                            VERTEX ALL CAP FUND          VERTEX CONTRARIAN FUND
                                   ----------------------------   -----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                             182,815    $  2,787,764         163,296    $  2,741,669
Shares issued to shareholders in
  reinvestment of distributions           9,053         106,915           1,324          17,005
Shares reacquired                       (63,819)       (905,932)        (23,405)       (441,345)
                                   ------------    ------------    ------------    ------------
    Net increase                        128,049    $  1,988,747         141,215    $  2,317,329
                                   ============    ============    ============    ============

(6) Line of Credit
Each Fund participates in a $35 million committed secured line of credit, provided by State Street Bank and Trust Company under a line of credit agreement. Each Fund may borrow up to 50% of its net assets to invest in portfolio securities or for liquidity or defensive purposes. Each loan is secured by assets of that Fund. Interest is charged to each Fund, based on its borrowings, at a rate equal to the Overnight Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.09% per annum is charged based on the daily unused portion of the committed line of credit and allocated among the participating funds at the end of each quarter. The maximum amounts outstanding during the six months ended March 31, 2000, and the amounts outstanding at the period end were as follows:

                                  VERTEX ALL CAP FUND  VERTEX CONTRARIAN FUND
------------------------------------------------------------------------------
Maximum loan outstanding                 $  8,142,446            $ 11,917,609
Average loan outstanding                    2,258,927               4,977,355
Loan outstanding at March 31, 2000              --                 11,452,837

Interest expense and weighted average interest rate incurred on the borrowings for the six months ended March 31, 2000, were as follows:

                                 VERTEX ALL CAP FUND   VERTEX CONTRARIAN FUND
------------------------------------------------------------------------------
Interest expense                          $   69,379             $   155,840
Weighted average interest rate                 6.0190%                6.1593%
Interest rate at March 31, 2000                --                     6.8125%

VERTEX(SM) ALL CAP FUND
VERTEX(SM) CONTRARIAN FUND

Vertex Investment Management, Inc.
500 Boylston Street
Boston, MA 02116-3741

(C)2000 Vertex Investment Management, Inc.
Vertex investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                         VER-3-XI 5/00 1M